UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2019

RA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37926	26-2908274
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

87 Cambridge Park Drive
Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

(617) 401-4060

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RARX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.             Entry into a Material Definitive Agreement

Merger Agreement

On October 9, 2019, Ra Pharmaceuticals, Inc., a Delaware corporation (the “Company”), UCB S.A., a société anonyme formed under the laws of Belgium (“Parent”), and Franq Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides, subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each share of common stock of the Company outstanding immediately prior to the Effective Time (other than shares (i) owned by the Company and its subsidiaries, Parent or Merger Sub or (ii) held by stockholders who are entitled to, but did not vote in favor of the Merger (or consent thereto in writing) and are entitled to demand and properly demand appraisal of such shares pursuant to Delaware law) will be automatically converted into the right to receive $48.00 in cash per share, without interest (the “Merger Consideration”). The total transaction value (net of the Company’s cash) is approximately $2.1 billion.

Immediately prior to the Effective Time, each outstanding unvested and unexercised Company stock option will become immediately vested and exercisable in full and, at the Effective Time, each outstanding Company stock option, whether or not vested, that remains outstanding and unexercised as of immediately prior to the Effective Time (including each stock option that becomes vested and exercisable as described in to the previous clause) will be canceled and converted into the right to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the excess, if any, of the Merger Consideration over the exercise price of such option and the number of shares of Company common stock underlying such option.  Further, at the Effective Time, each restricted stock unit under any Company equity plan will become immediately vested, and such restricted stock units will be canceled in exchange for and converted into the right to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the number of shares of Company common stock subject to such restricted stock unit and the Merger Consideration.

The Board of Directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) resolved to recommend that the Company’s stockholders vote to approve the adoption of the Merger Agreement and the Merger.

The closing of the Merger is subject to the adoption of the Merger Agreement by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote thereon (the “Requisite Company Vote”).  The closing of the Merger is also subject to various customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of all other required antitrust approvals, the absence of any governmental order prohibiting the consummation of the transactions contemplated by the Merger Agreement, the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications), compliance with the covenants and agreements in the Merger Agreement in all material respects and the absence of any continuing material adverse effect on the Company.  The Merger is not subject to any financing condition.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) not to engage in specified types of transactions during this period unless agreed to in writing by Parent, (iii) not to solicit any proposals for certain alternative transactions and certain restrictions on its ability to respond to such proposals, subject to certain fiduciary duties of the Board to the Company’s stockholders under applicable laws, and (iv) to convene and hold a meeting of its stockholders for the purpose of obtaining the Requisite Company Vote.

The Merger Agreement contains certain termination rights for both the Company and Parent, including the right to terminate the Merger Agreement upon the written agreement of the Company and Parent. The Merger Agreement also contains certain termination rights, including, among others, the right of either party to terminate if (i) the Merger is not completed by April 9, 2020 (subject to a right of either party to (1) extend such date to July 9, 2020 if all closing conditions are satisfied other than the absence of a legal restraint relating to an antitrust law or the receipt of all required antitrust approvals for the Merger and (2) further extend such date to October 9, 2020 if all closing conditions are satisfied other than the absence of a legal restraint relating to an antitrust law or the receipt of all required antitrust approvals for the Merger); (ii) a governmental authority of competent jurisdiction having issued a final non-appealable governmental order prohibiting the Merger, (iii) the Requisite

Company Vote is not obtained following a vote of the Company’s stockholders taken thereon; or (iv) there has been a breach of the other party’s representations, warranties, covenants or agreements contained in the Merger Agreement such that the applicable condition to closing would not be satisfied.

The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by Parent as a result of an adverse change in the recommendation of the Board and termination of the Merger Agreement by the Company to enter into an agreement in respect of a competing acquisition proposal, the Company may be required to pay Parent a termination fee of $75,000,000 in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety.

Voting and Support Agreement

Concurrently with the entry into the Merger Agreement, Douglas A. Treco, New Enterprise Associates 13, L.P. and Ra Capital Management, LLC (each a “Supporting Stockholder”) entered into a voting and support agreement with Parent (the “Voting Agreement”), pursuant to which each Supporting Stockholder has agreed, among other matters and subject to the terms thereof, to vote his, her or its shares of Company common stock in favor of the adoption of the Merger Agreement and against certain competing transactions. The Voting Agreement does not limit or restrict any Supporting Stockholder in his or her capacity as a director or officer of the Company from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter.

Subject to certain exceptions, the Voting Agreement prohibits transfers by the Supporting Stockholders of any of their shares of Company common stock prior to the termination of the Voting Agreement and certain other actions that would impair the ability of the Supporting Stockholders to fulfill their obligations under the Voting Agreement.

As of October 8, 2019, the Supporting Stockholders held, in the aggregate, approximately 24% of the issued and outstanding Company common stock.

The Voting Agreement will terminate upon the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

Item 7.01.             Regulation FD Disclosure.

The press release announcing the matters described in Item 1.01 of this report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report (including exhibits) that is being furnished pursuant to Item 7.01 hereof shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Additional Information

A special stockholders meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger between the Company and Parent.  This report may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent.  The Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company, Parent and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://rapharma.com or by sending a written request to the Company at 87 Cambridge Park Drive, Cambridge, Massachusetts 02140, Attention: Legal.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Merger and the ability to consummate the Merger. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions and comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain stockholder approval as required for the Merger; (2) conditions to the closing of the Merger may not be satisfied and required regulatory approvals may be delayed or not be obtained; (3) the Merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the Merger; (5) the outcome of any legal proceedings related to the Merger; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; and (8) other risks to the consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. If the Merger is consummated, the Company stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018, which is available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01.             Financial Statements and Exhibits

(d)		Exhibits

2.1		Agreement and Plan of Merger, dated October 9, 2019, by and among UCB S.A., Franq Merger Sub, Inc. and Ra Pharmaceuticals, Inc.

99.1		Joint press release dated October 10, 2019 issued by UCB S.A. and Ra Pharmaceuticals, Inc.

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA PHARMACEUTICALS, INC.

Date: October 10, 2019	By:	/s/ David C. Lubner
David C. Lubner
Executive Vice President and Chief Financial Officer